Exhibit 10.9

OFFER SUMMARY – MERCHANT CASH ADVANCE

Total amount of funds provided to the business under the terms of the agreement	$500,000.00
Total amount of funds disbursed to the business (after any fees deducted or withheld at disbursement, any amount paid to the provider to satisfy a prior balance, and any amount paid to a third party on behalf of the business)	$209,605.00
Total amount to be paid to the provider under the terms of the agreement	$699,500.00
Total dollar cost under the terms of the agreement	$214,895.00
Manner, frequency, estimated amount of the initial payment, description of the methodology for calculating any variable payment, and circumstances under which payments may vary	This financing does not have a fixed payment schedule and there is no minimum payment amount. $27,980.00, or the estimated payment amount in effect at that time, if different from this amount, will be debited by provider from your bank account every week. Your contract may allow the debits to change back and forth between being on a daily basis and a weekly basis for a proportionate amount instead. The amounts debited are subject to reconciliation as explained in paragraph 4 of the agreement. If a reconciliation demonstrates that your payments have exceeded 9.72% of your total income during the duration of the agreement, then you will be refunded the amount that you paid in excess of the specified percentage of your total income during the duration of the agreement and the payment amount will be decreased as necessary so that it is consistent with 9.72% of the business' income from the date of the agreement through the date of the reconciliation. If a reconciliation demonstrates that your payments have fallen below 9.72% of your total income during the duration of the agreement, then you will be debited the amount that you paid in deficiency of the specified percentage of your total income during the duration of the agreement and the payment amount will be increased as necessary so that it is consistent with 9.72% of the business' income from the date of the agreement through the date of the reconciliation.
Prepayment Policy	There is no provision in the agreement prohibiting prepayment. If you pay off the agreement faster than required, you will not be required to pay additional fees. If $555,000.00 is received from you on or before 04/21/2025, then the total amount to be paid to the provider under the terms of the agreement will be considered to have been paid in full at that time as set forth in paragraph E1 the Addendum for Early Payoff of your contract. If $610,000.00 is received from you on or before 04/28/2025, then the total amount to be paid to the provider under the terms of the agreement will be considered to have been paid in full at that time as set forth in paragraph E1 the Addendum for Early Payoff of your contract. If $665,000.00 is received from you on or before 05/05/2025, then the total amount to be paid to the provider under the terms of the agreement will be considered to have been paid in full at that time as set forth in paragraph E1 the Addendum for Early Payoff of your contract.

WYNWOOD CAPITAL GROUP
Simplified Business Funding

ver. 6/28/24 NY

20200 W Dixie Highway, MIAMI, FL 33180
305-487-8858

STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Agreement dated 03/31/2025 by and between WYNWOOD CAPITAL GROUP LLC ("WCG"), inclusive of its successors and assigns, and each merchant listed below ("Merchant").

Merchant's Legal Name: NEXT NRG INC / EZFILL HOLDINGS, INC.

D/B/A: Fed ID#: 83-4260623

Type of Entity: Corporation

Business Address: 57 NW 183rd ST City: Miami State: FL Zip: 33169

Contact Address: 67 NW 183RD ST City: Miami State: FL Zip: 33169

E-mail Address: [redacted] Phone Number: 305-491-1900

Purchase Price *This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below). This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.*	$500,000.00
Receivables Purchased Amount *This is the amount of Receivables (defined in Section 1 below) being sold. This amount may be sold in installments if there is an Addendum stating that it will be sold in installments.*	$699,500.00
Specified Percentage *This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.*	9.72%
Initial Estimated Payment *This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.*	$27,980.00 per week

I have read and agree to the terms and conditions set forth above:

____

Name: MICHAEL DAVID FARKAS Title: Owner Date: 03/31/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

TERMS AND CONDITIONS

1. Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to WCG (making WCG the absolute owner) in consideration of the funds provided ("Purchase Price") specified above, all of each Merchant's future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant's customers and/or other third party payors (the "Receivables", defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each Merchant's business), for the payment of each Merchant's sale of goods or services until the amount specified above (the "Receivables Purchased Amount") has been delivered by Merchant(s) to WCG. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by WCG, each Merchant's Receivables, up to the balance of the Receivables Purchased Amount, are the property of WCG and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for WCG and that each Merchant will hold Receivables in trust for WCG in its capacity as a fiduciary for WCG.

The Receivables Purchased Amount shall be paid to WCG by each Merchant irrevocably authorizing only one depositing account acceptable to WCG (the "Account") to remit the percentage specified above (the "Specified Percentage") of each Merchant's settlement amounts due from each transaction, until such time as WCG receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes WCG to ACH debit in one or more ACH transactions the specified remittances and any applicable fees listed in Section 2 from the Account on a daily basis (unless a different frequency is provided for herein) as of the next business day (or designated day of each week in the case of weekly payments) after the date of this Agreement and will provide WCG with all required logins, passwords, access codes, and monthly bank statements. Each Merchant understands that it will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2). WCG is not responsible for any overdrafts or rejected transactions that may result from WCG's ACH debiting the Specified Percentage amounts under the terms of this Agreement. Each Merchant acknowledges and agrees that until the amount of the Receivables collected by WCG exceeds the amount of the Purchase Price, WCG will be permitted not to treat any amount collected under this Agreement as profit for taxation and accounting purposes.

2. Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to WCG for the following fees, where applicable:

A. $15,000.00 - Origination Fee. This will be deducted from payment of the Purchase Price.

B. Wire Fee - Merchant(s) shall receive funding electronically to the Account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. This will be deducted from payment of the Purchase Price.

C. NSF/Rejected ACH Fee - $50.00 for each time an ACH debit to the Account by WCG is returned or otherwise rejected. No Merchant will be held responsible for such a fee if any Merchant gives WCG notice no more than one business day in advance that the Account will have insufficient funds to be debited by WCG and no Merchant is otherwise in default of the terms of the Agreement. Each such fee may be deducted from any payment collected by WCG or may be collected in addition to any other payment collected by WCG under this Agreement.

D. Default Fee - $2,500.00 - if an Event of Default has taken place under Section 30.

E. UCC Fee - $395.00 – to cover WCG filing a UCC-1 financing statement to secure its interest in the Receivables Purchased Amount. If a UCC-1 financing statement is filed at the time this Agreement is funded, then the UCC Fee will be deducted from payment of the Purchase Price. A $195.00 UCC termination fee will be charged if a UCC filing is terminated.

F. - compliance with applicable disclosure requirements. This will be deducted from payment of the Purchase Price.

G. Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of WCG's legal or contractual rights against each Merchant and/or each Guarantor, if required, as explained in other Sections of this Agreement.

3. Estimated Payments. Instead of debiting the Specified Percentage of Merchant's Receivables, WCG may instead debit an "Estimated Payment" from the Account every <u>week</u>. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage. The initial amount of the Estimated Payment is <u>$27,980.00</u>, subject to reconciliation as set forth in Section 4. Notwithstanding any provision herein to the contrary, WCG is permitted to debit the Account to make up for a previous Estimated Payment that was not debited because WCG was closed that

I have read and agree to the terms and conditions set forth above:

____

Name: MICHAEL DAVID FARKAS   Title: Owner   Date: 03/31/2025

day, to make up for any previous Estimated Payment that was not collected because the debit did not clear for any reason, to collect any amount due resulting from a reconciliation as set forth in Section 4, to collect any of the fees listed in Section 2, or to collect any amount due as a result of an Event of Default defined in Section 30.

Upon one day's advance written notice to Merchant(s), WCG may elect to change the frequency of the Estimated Payment as applicable from daily to weekly or from weekly to daily. If the frequency of the Estimated Payment is being changed from weekly to daily, then the amount of the daily Estimated Payment will be one fifth of the amount of the weekly Estimated Payment. If the frequency of the Estimated Payment is being changed from daily to weekly, then the amount of the weekly Estimated Payment will be five times of the amount of the daily Estimated Payment. No Estimated Payment will be debited on a daily basis during a week in which a weekly payment was already successfully collected. If any Estimated Payment was debited from the Account on a daily basis, then any Estimated Payment debited on a weekly basis during that week must be reduced by the total of all daily payments already successfully collected for that week so that the debit for that weekly Estimated Payment will not exceed the amount that could be collected if all Estimated Payments for that week were debited on a daily basis.

4. Reconciliations. Any Merchant may contact WCG's Reconciliation Department to request that WCG conduct a reconciliation in order to ensure that the amount that WCG has collected equals the Specified Percentage of Merchant(s)'s Receivables under this Agreement. A request for a reconciliation by any Merchant must be made by giving written notice of the request to WCG or by sending an e-mail to Reconciliations@Wynwoodcapitalgroup.com stating that a reconciliation is being requested. In order to effectuate the reconciliation, any Merchant must produce with its request any and all statements (a month to date statement may be used to cover any period for which a monthly statement is not available) covering the period from the date of this Agreement through the date of the request for a reconciliation and, if available, the login and password for the Account. WCG will complete each reconciliation requested by any Merchant within two business days after receipt of proper notice of a request for one accompanied by the information and documents required for it. WCG may also conduct a reconciliation on its own at any time by reviewing Merchant(s)'s Receivables covering the period from the date of this Agreement until the date of initiation of the reconciliation, each such reconciliation will be completed within two business days after its initiation, and WCG will give each Merchant written notice of the determination made based on the reconciliation within one business day after its completion. If a reconciliation determines that WCG collected more than it was entitled to, then WCG will credit to the Account all amounts to which WCG was not entitled and, if there is an Estimated Payment, decrease the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)'s Receivables from the date of the Agreement through the date of the reconciliation. If a reconciliation determines that WCG collected less than it was entitled to, then WCG will debit from the Account all additional amounts to which WCG was entitled and, if there is an Estimated Payment, increase the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)'s Receivables from the date of the Agreement through the date of the reconciliation. Nothing herein limits the amount of times that a reconciliation may be requested or conducted.

5. Merchant Deposit Agreement. Merchant(s) shall appoint a bank acceptable to WCG, to obtain electronic fund transfer services and/or "ACH" payments. Merchant(s) shall provide WCG and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant's Receivables. Merchant(s) shall authorize WCG and/or its agent(s) to deduct the amounts owed to WCG for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to WCG by permitting WCG to withdraw the Specified Percentage or the Estimated Payment by ACH debiting of the account. The authorization shall be irrevocable as to each Merchant absent WCG's written consent until the Receivables Purchased Amount and all fees due under this Agreement have been paid in full or the Merchant becomes bankrupt or goes out of business without any prior default under this Agreement.

6. Term of Agreement. The term of this Agreement is indefinite and shall continue until WCG receives the full Receivables Purchased Amount and all fees due under this Agreement, or earlier if terminated pursuant to any provision of this Agreement. The provisions of Sections 1, 2, 3, 4, 5, 6, 7, 9, 10, 12, 13, 14, 15, 16, 17, 18, 22, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, and 52 shall survive any termination of this Agreement.

7. Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the

STANDARD MERCHANT CASH ADVANCE AGREEMENT

ordinary course of its business and that the payments to be made from each Merchant to WCG under this Agreement are being made in the ordinary course of each Merchant's business.

8. Financial Condition. Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes WCG and its agent(s) to investigate each Merchant's financial responsibility and history, and will provide to WCG any bank or financial statements, tax returns, and other reasonably pertinent documents and records, as requested by WCG prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. WCG is authorized to update such information and financial profiles from time to time as it deems appropriate.

9. Monitoring, Recording, and Electronic Communications. WCG may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between WCG and any Merchant or its representatives may be monitored and/or recorded. Each Merchant and each Guarantor grants access for WCG to enter any Merchant's premises and to observe any Merchant's premises without any prior notice to any Merchant at any time after execution of this Agreement.

WCG may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant), and Guarantor(s) about Merchant(s)'s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient's answering machine or voice mail. Each Merchant, each Owner, and each Guarantor gives WCG permission to call or send a text message to any telephone number given to WCG in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant's account over the phone. Each Merchant, each Owner, and each Guarantor also gives WCG permission to communicate such information to them by e-mail. Each Merchant, each Owner, and each Guarantor agree that WCG will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that WCG has no liability for any such charges.

10. Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement. Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of WCG's documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. WCG may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to WCG. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize WCG, its agents and representatives, and any credit-reporting agency engaged by WCG, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to WCG under this Agreement or for WCG's ability to determine any Merchant's eligibility to enter into any future agreement with WCG. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation.

Authorization for soft pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing 'written instructions' to WCG under the Fair Credit Reporting Act, authorizing WCG to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes WCG to obtain such information solely to conduct a pre-qualification for credit.

Authorization for hard pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing 'written instructions' to WCG under the Fair Credit Reporting Act, authorizing WCG to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes WCG to obtain such information in accordance with a merchant cash advance application.

11. Transactional History. Each Merchant authorizes its bank to provide WCG with its banking and/or credit card processing history.

I have read and agree to the terms and conditions set forth above:



____

Name: MICHAEL DAVID FARKAS Title: Owner Date: 03/31/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

12. Indemnification. Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant's credit card and check processors (collectively, "Processor") and Processor's officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by WCG for monies owed to WCG from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by WCG.

13. No Liability. In no event will WCG be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor.

14. Sale of Receivables. Each Merchant and WCG agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from WCG to any Merchant. WCG is entering into this Agreement knowing the risks that each Merchant's business may decline or fail, resulting in WCG not receiving the Receivables Purchased Amount. Any Merchant going bankrupt, going out of business, or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. WCG has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to WCG in respect to the full amount of the Receivables shall be conditioned upon each Merchant's sale of products and services and the payment therefor by each Merchant's customers in the manner provided in this Agreement. Each Merchant and each Guarantor acknowledges that WCG does not purchase, sell, or offer to purchase or sell securities and that this Agreement is not a security, an offer to sell any security, or a solicitation of an offer to buy any security. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate. If a court or arbitrator determines that WCG has charged or received interest under this Agreement in excess of the highest rate permitted by applicable law, then the rate in effect under this Agreement will automatically be reduced to the maximum rate permitted by applicable law and WCG will promptly refund to Merchant(s) any amount received by WCG that would otherwise be considered interest in excess of the maximum lawful rate, with it being intended that Merchant(s) not pay or contract to pay and that WCG not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant(s) or received by WCG under applicable law.

15. Power of Attorney. Each Merchant irrevocably appoints WCG as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to WCG for the benefit of each Merchant and only in order to prevent the occurrence of an Event of Default (as described in Section 30). If an Event of Default takes place under Section 30, then each Merchant irrevocably appoints WCG as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to WCG from each Merchant, including without limitation (i) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 29); (ii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause (i) above; (iii) to sign each Merchant's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to WCG; and (iv) to file any claims or take any action or institute any proceeding which WCG may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.

16. Protections Against Default. The following Protections 1 through 6 may be invoked by WCG, immediately and without notice to any Merchant if any Event of Default listed in Section 30 has occurred.

Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.

Protection 2. WCG may enforce the provisions of the Guarantee against Guarantor.

Protection 3. WCG may enforce its security interest in the Collateral identified in Section 29.

Protection 4. WCG may proceed to protect and enforce its rights and remedies by litigation or arbitration.

I have read and agree to the terms and conditions set forth above:

____

Name: MICHAEL DAVID FARKAS   Title: Owner   Date: 03/31/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Protection 5. WCG may debit any Merchant's depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant's bank account or otherwise, in an amount consistent with the terms of this Agreement.

Protection 6. WCG will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant's credit card and/or check processor and account debtor(s) of the sale of Receivables hereunder and to direct such credit card processor and account debtor(s) to make payment to WCG of all or any portion of the amounts received by such credit card processor and account debtor(s) on behalf of each Merchant. Each Merchant hereby grants to WCG an irrevocable power-of-attorney, which power-of-attorney will be coupled with an interest, and hereby appoints WCG and its representatives as each Merchant's attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor and account debtor(s) to make payment to WCG as contemplated by this Section.

17. Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes WCG to disclose information concerning each Merchant, Owner and/or Guarantor's credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant, Guarantor, and Owner hereby waives to the maximum extent permitted by law any claim for damages against WCG or any of its affiliates relating to any (i) investigation undertaken by or on behalf of WCG as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

18. Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by WCG, including this Agreement and any other WCG documents (collectively, "Confidential Information") are proprietary and confidential information of WCG. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of WCG to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant ("Advisor"), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 18.

19. D/B/As. Each Merchant hereby acknowledges and agrees that WCG may be using "doing business as" or "d/b/a" names in connection with various matters relating to the transaction between WCG and each Merchant, including the filing of UCC-1 financing statements and other notices or filings. Each Merchant acknowledges and agrees that this Agreement may be serviced by an affiliate of WCG that may pay part or all of the Purchase Price on behalf of WCG and administer part or all of the ACH debits on behalf of WCG under this Agreement and that WCG will give each Merchant and each Guarantor written notice if any such affiliate will provide services for WCG under this Agreement.

20. Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to WCG, and future statements which will be furnished hereafter at the request of WCG, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise WCG of any material adverse change in its financial condition, operation, or ownership that may have an effect on any Merchant's ability to generate Receivables or perform its obligations under this Agreement.

21. Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged.

22. Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

23. Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without WCG's prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant's obligations under this

I have read and agree to the terms and conditions set forth above:

____

Name: MICHAEL DAVID FARKAS Title: Owner Date: 03/31/2025

Agreement.

24. Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to WCG or change any place(s) of its business without giving prior written notice to WCG.

25. No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

26. Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of WCG, other than any for which WCG has actual or constructive knowledge or inquiry notice as of the date of this Agreement.

27. Stacking. Each Merchant represents, warrants, and covenants that it will not enter into with any party other than WCG any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against, or the sale or purchase of credits against Receivables without the prior written consent of WCG.

28. Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.

29. Security Interest. To secure each Merchant's performance obligations to WCG under this Agreement and any future agreement with WCG, each Merchant hereby grants to WCG a security interest in collateral (the "Collateral"), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, as those terms are defined by Article 9 of the Uniform Commercial Code (the "UCC"), now or hereafter owned or acquired by any Merchant; and (b) all proceeds, as that term is defined by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to WCG under any other agreement between any Merchant or Guarantor and WCG (the "Cross-Collateral") will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross-Collateral, as applicable.

Each Merchant agrees to execute any documents or take any action in connection with this Agreement as WCG deems necessary to perfect or maintain WCG's security interest in the Collateral and the Cross-Collateral, including the execution of any account control agreements. Each Merchant hereby authorizes WCG to file any financing statements deemed necessary by WCG to perfect or maintain WCG's security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to WCG with respect to the Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with WCG's rights. Each Merchant shall be liable for and WCG may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by WCG in protecting, preserving, and enforcing WCG's security interest and rights. Each Merchant further acknowledges that WCG may use another legal name and/or D/B/A or an agent when designating the Secured Party when WCG files the above-referenced financing statement(s).

30. Events of Default. An "Event of Default" may be considered to have taken place if any of the following occur:

(1) Any representation or warranty by any Merchant to WCG proves to have been made intentionally false or misleading in any material respect when made;

(2) Any Merchant causes any ACH debit to the Account by WCG to be blocked or stopped without providing any advance written notice to WCG with an alternative method for WCG to collect the blocked or stopped payment, which

I have read and agree to the terms and conditions set forth above:

____

Name: MICHAEL DAVID FARKAS   Title: Owner   Date: 03/31/2025

notice may be given by e-mail to Reconciliations@Wynwoodcapitalgroup.com;

(3) Any Merchant intentionally prevents WCG from collecting any part of the Receivables Purchased Amount; or

(4) Any Merchant causes any ACH debit to the Account by any person or entity other than WCG to be stopped or otherwise returned that would result in an ACH Return Code of R08, R10, or R29 and that Merchant does not within two business days thereafter provide WCG with written notice thereof explaining why that Merchant caused the ACH debit to be stopped or otherwise returned, which notice may be given by e-mail to Reconciliations@Wynwoodcapitalgroup.com.

31. Remedies. In case any Event of Default occurs and is not waived, WCG may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant's obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of WCG in connection with this Agreement, including each Protection listed in Section 16, may be exercised at any time by WCG after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity.

32. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of WCG, which consent may be withheld in WCG's sole discretion. WCG may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 29 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a "Related Agreement"), or delegate its duties hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by WCG, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or WCG) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between WCG and such assignee (the "Assignment Agreement"), have the rights and obligations of WCG under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor's guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, WCG's rights under Section 16 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, WCG may disclose all information that WCG has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon WCG's request.

33. Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant or Guarantor by e-mail to the E-mail Address listed on the first page of this Agreement or by text message to the Phone Number listed on the first page of this Agreement if that phone number is for a mobile phone. Each Merchant and each Guarantor must set its spam or junk mail filter to accept e-mails sent by Reconciliations@Wynwoodcapitalgroup.com and its domain. This Section is not applicable to service of process or notices in any legal proceedings.

34. Choice of Law. Each Merchant acknowledges and agrees that this Agreement was made in the State of New York, that the Purchase Price is being paid by WCG in the State of New York, that the Receivables Purchased Amount is being delivered to WCG in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by this Agreement. This Agreement, any dispute or claim relating hereto, whether sounding in contract, tort, law, equity, or otherwise, the relationship between WCG and each Merchant, and the relationship between WCG and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws. Each Merchant agrees that the provisions of Chapter 22.1 of Title 6.2 of the Virginia Code are not applicable to this Agreement unless a merchant has a principal place of business located in the Commonwealth of Virginia and there is no applicable exemption to the statute. Each Merchant agrees that

I have read and agree to the terms and conditions set forth above:

____

Name: MICHAEL DAVID FARKAS Title: Owner Date: 03/31/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

the provisions of Division 9.5 of the California Financial Code are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of California or if there is any applicable exemption to the statute. Each Merchant agrees that the provisions of Chapter 27 of Title 7 of the Utah Code are not applicable to this Agreement if the transactions contemplated by this Agreement are not consummated in the State of Utah. Each Merchant agrees that the provisions of Article 8 of the New York Financial Services Law and Part 600, Title 23 of the New York Codes, Rules and Regulations are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of New York or if there is any applicable exemption to the statute. Each Merchant agrees that the provisions of Part XIII of chapter 559, Florida Statutes are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of Florida or if there is any applicable exemption to the statute. Each Merchant agrees that the provisions of Part 2 of Article 15 of Chapter 1 of the Code of Georgia are not applicable to this Agreement is no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of Georgia or if there is any applicable exemption to the statute. Each Merchant agrees that the provisions of Part XVI of Chapter 669 of the General Statutes of Connecticut are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of Connecticut or if there is any applicable exemption to the statute. Each Merchant agrees that the provisions of the Kansas Commercial Financing Disclosure Act are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of Kansas or if there is any applicable exemption to the statute.

35. Venue and Forum Selection. Any litigation relating to this Agreement, whether sounding in contract, tort, law, equity, or otherwise, or involving WCG on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Nassau, or Sullivan in the State of New York or in any state court located in the County of New York in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. Notwithstanding any provision in this Agreement to the contrary, in addition to the Acceptable Forums, any litigation against any Merchant or Guarantor may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum. Notwithstanding any provision in this Agreement to the contrary, each Merchant and each Guarantor waives the right to remove to federal court any litigation commenced against it by WCG in a state court.

36. Jury Waiver. The parties agree to waive trial by jury in any dispute between them.

37. Counterclaim Waiver. In any litigation or arbitration commenced by WCG, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

38. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against WCG within one year after its accrual will be time barred. Notwithstanding any provision in this Agreement to the contrary, each Merchant and each Guarantor agree that any objection by any of them to the jurisdiction of an arbitrator or to the arbitrability of the dispute and any application made by any of them to stay an arbitration initiated against any of them by WCG will be time barred if made more than 20 days after receipt of the demand for arbitration.

39. Costs and Legal Fees. If an Event of Default occurs or WCG prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and each Guarantor must pay WCG’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit.

40. Prejudgment and Postjudgment Interest. If WCG becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then WCG will be entitled to the recovery of prejudgment interest at a rate of 24% per annum

I have read and agree to the terms and conditions set forth above:

____

Name: MICHAEL DAVID FARKAS   Title: Owner   Date: 03/31/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

(or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

41. Class Action Waiver. WCG, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

42. Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or involving WCG on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, and including, without limitation, any action or dispute that predates this Agreement, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by the American Arbitration Association under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.adr.org, by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, by JAMS under its Streamlined Arbitration Rules & Procedures as are in effect at that time, which rules are available at www.jamsadr.com, by Mediation And Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org, or by Resolute Systems, LLC under its Financial Dispute Arbitration Rules as are in effect at that time, which rules are available at www.resolutesystems.com. Once an arbitration is initiated with one of these arbitration forums, it must be maintained exclusively before that arbitration forum and no other arbitration forum specified herein may be used. As a prerequisite to making a motion to compel arbitration in any litigation, the party making the motion must first file a demand for arbitration with the chosen arbitration tribunal and pay all filing and/or administrative fees required to initiate the arbitration. If the American Arbitration Association is selected, then notwithstanding any provision to the contrary in its Commercial Arbitration Rules, the Expedited Procedures will always apply and its Procedures for Large, Complex Commercial Disputes will not apply. Notwithstanding any provision to the contrary in the arbitration rules of the arbitration forum selected, the arbitration will be heard by one arbitrator and not by a panel of arbitrators, any arbitration hearing relating to this Agreement must be held in the Counties of Nassau, New York, Queens, or Kings in the State of New York, any party, representative, or witness in an arbitration hearing will be permitted to attend, participate, and testify remotely by telephone or video conferencing, and the arbitrator appointed will not be required to be a national of a country other than that of the parties to the arbitration.

Each Merchant acknowledges and agrees that this Agreement is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under this Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision to the contrary in this Agreement or the arbitration rules of the arbitration forum, all matters of arbitration relating to this Agreement will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. Any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of WCG may elect to have any action or dispute with any Merchant or any Guarantor determined by arbitration as if that employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of WCG was a party to the arbitration agreement contained herein. Any party to a lawsuit in which WCG and any Merchant or any Guarantor are parties may elect to have the matter determined by arbitration as if that party was a party to the arbitration agreement contained herein.

43. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of this Agreement or any other address(es) provided in writing to WCG by any Merchant or any Guarantor, and any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor also

I have read and agree to the terms and conditions set forth above:

____

Name: MICHAEL DAVID FARKAS Title: Owner Date: 03/31/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

consent to service of process and legal notices made by e-mail to the E-mail Address set forth on the first page of this Agreement or any other e-mail address(es) provided in writing to WCG by any Merchant or any Guarantor, and any such service will be deemed complete upon dispatch. If more than one Merchant and/or Guarantor has provided the same e-mail address as its designated E-mail Address for this Agreement, then all Merchant(s) and/or Guarantor(s) may be served with process simultaneously by a single e-mail to that e-mail address. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of this Agreement or e-mailed to the E-mail Address set forth on the first page of this Agreement if it does not furnish a certified mail return receipt signed by WCG demonstrating that WCG was provided with notice of a change in the Contact Address or the E-mail Address.

44. Survival of Representations, etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement.

45. Waiver. No failure on the part of WCG to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

46. Independent Sales Organizations/Brokers. Each Merchant and each Guarantor acknowledge that it may have been introduced to WCG by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker ("ISO"). Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of WCG. Each Merchant and each Guarantor acknowledge that WCG is not bound by any representation, promise, or agreement made by any ISO that is not contained within this Agreement. Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify WCG and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO. Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant and each Guarantor acknowledge that WCG does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.

47. Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

48. Severability. If any provision or any portion of any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision or portion thereof necessary to make it valid and enforceable will be deemed to be part thereof. If any provision or any portion of any provision of this Agreement is deemed void, all other provisions and portions thereof will remain in effect.

49. Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

50. Attorney Review; No Construction Against WCG. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so. This Agreement will be construed without regard to the party or parties responsible for the preparation of same and will be deemed as prepared jointly by WCG and each Merchant. Any ambiguity or uncertainty in this Agreement will not be interpreted or construed against any party.

51. Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document

I have read and agree to the terms and conditions set forth above:

____

Name: MICHAEL DAVID FARKAS Title: Owner Date: 03/31/2025

preceding it, this Agreement will govern.

52. Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.

SIGNATURE(S) TO FOLLOW ON NEXT PAGE

I have read and agree to the terms and conditions set forth above:

____

Name: MICHAEL DAVID FARKAS   Title: Owner   Date: 03/31/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT

FOR THE MERCHANT/OWNER (#1)

By: MICHAEL DAVID FARKAS | Owner | [signature]

(Print Name) | (Print Title) | (Signature)

SS# [redacted] Driver License Number [redacted]

FOR THE MERCHANT/OWNER (#2)

By: ____________________ ____________________ ____________________

(Print Name) | (Print Title) | (Signature)

SS# ____________________ Driver License Number ____________________

Approved for WYNWOOD CAPITAL GROUP LLC by:

____

I have read and agree to the terms and conditions set forth above:

[signature]

Name: MICHAEL DAVID FARKAS Title: Owner Date: 03/31/2025

GUARANTEE

G1. Guarantee of Performance. This is a guaranty of performance, dated 03/31/2025, of the Standard Merchant Cash Advance Agreement, dated 03/31/2025 ("Agreement"), inclusive of all addenda, if any, executed simultaneously therewith, by and between WYNWOOD CAPITAL GROUP LLC ("WCG") and NEXT NRG INC / EZFILL HOLDINGS, INC. ("Merchant"). Each undersigned Guarantor hereby guarantees each Merchant's performance of all of the representations, warranties, and covenants made by each Merchant to WCG in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the "Guaranteed Obligations"). Each Guarantor's obligations are due at the time of any breach by any Merchant of any representation, warranty, or covenant made by any Merchant in the Agreement.

G2. Communications. WCG may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)'s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient's answering machine or voice mail. Each Guarantor gives WCG permission to call or send a text message to any telephone number given to WCG in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant's account over the phone. Each Guarantor also gives WCG permission to communicate such information to them by e-mail. Each Guarantor agrees that WCG will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that WCG has no liability for any such charges.

G3. Guarantor Waivers. If any Event of Default takes place under the Agreement, then WCG may enforce its rights under this Guarantee without first seeking to obtain payment from any Merchant, any other guarantor, or any Collateral or Cross-Collateral WCG may hold pursuant to this Guarantee or any other agreement or guarantee. WCG does not have to notify any Guarantor of any of the following events and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of: (i) any Merchant's failure to pay timely any amount owed under the Agreement; (ii) any adverse change in any Merchant's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) WCG's acceptance of the Agreement with any Merchant; and (v) any renewal, extension, or other modification of the Agreement or any Merchant's other obligations to WCG. In addition, WCG may take any of the following actions without releasing any Guarantor from any obligations under this Guarantee: (i) renew, extend, or otherwise modify the Agreement or any Merchant's other obligations to WCG; (ii) if there is more than one Merchant, release a Merchant from its obligations to WCG such that at least one Merchant remains obligated to WCG; (iii) sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement. Until the Receivables Purchased Amount and each Merchant's other obligations to WCG under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution.

G4. Joint and Several Liability. The obligations hereunder of the persons or entities constituting each Guarantor under this Guarantee are joint and several.

G5. Choice of Law. Each Guarantor acknowledges and agrees that the Agreement and this Guarantee were made in the State of New York, that the Purchase Price is being paid by WCG in the State of New York, that the Receivables Purchased Amount is being delivered to WCG in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by the Agreement and this Guarantee. The Agreement, this Guarantee, any dispute or claim relating to the Agreement or this Guarantee, whether sounding in contract, tort, law, equity, or otherwise, the relationship between WCG and each Merchant, and the relationship between WCG and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws.

G6. Venue and Forum Selection. Any litigation, whether sounding in contract, tort, law, equity, or otherwise,

relating to the Agreement or this Guarantee or involving WCG on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Nassau, or Sullivan in the State of New York or in any state court located in the County of New York in the State of New York (the "Acceptable Forums"). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. Notwithstanding any provision in the Agreement or this Guarantee to the contrary, in addition to the Acceptable Forums, any litigation against any Merchant or Guarantor may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum. Notwithstanding any provision in the Agreement or this Guarantee to the contrary, each Guarantor waives the right to remove to federal court any litigation commenced against it by WCG in a state court.

G7. Jury Waiver. Each Guarantor agrees to waive trial by jury in any dispute with WCG.

G8. Counterclaim Waiver. In any litigation or arbitration commenced by WCG, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

G9. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against WCG within one year of its accrual will be time barred. Notwithstanding any provision in the Agreement or this Guarantee to the contrary, each Merchant and each Guarantor agree that any application made by any of them to stay an arbitration initiated against any of them by WCG will be time barred if made more than 20 days after receipt of the demand for arbitration.

G10. Costs and Legal Fees. If an Event of Default occurs or WCG prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and/or Guarantor must pay WCG's reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit.

G11. Prejudgment and Postjudgment Interest. If WCG becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then WCG will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

G12. Class Action Waiver. WCG, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

G13. Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to the Agreement, this Guarantee, or involving WCG on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, and including, without limitation, any action or dispute that predates this Guarantee, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by the American Arbitration Association under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.adr.org, by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, by JAMS under its Streamlined Arbitration Rules & Procedures as are in effect at that time, which rules are available at www.jamsadr.com, by Mediation And Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org, or by Resolute Systems, LLC under its Financial Dispute Arbitration Rules as are in effect at that time, which rules are available at www.resolutesystems.com. Once an arbitration is initiated with one of these arbitration forums, it must be maintained exclusively before that arbitration forum and no other arbitration forum specified herein may be used. As a prerequisite to making a motion to compel arbitration in any litigation, the party making the motion must first file a demand for arbitration with the chosen arbitration tribunal and pay all filing and/or administrative fees required to initiate the arbitration. If the American Arbitration association is selected, then notwithstanding any provision to the contrary in its Commercial Arbitration Rules, the Expedited Procedures will always apply and its Procedures for Large, Complex Commercial Disputes will never apply. Notwithstanding any provision to the contrary in the arbitration rules of

the arbitration forum selected, the arbitration will be heard by one arbitrator and not by a panel of arbitrators, any arbitration relating to the Agreement or this Guarantee must be held in the Counties of Nassau, New York, Queens, or Kings in the State of New York, any party, representative, or witness in an arbitration hearing will be permitted to attend, participate, and testify remotely by telephone or video conferencing, and the arbitrator appointed will not be required to be a national of a country other than that of the parties to the arbitration.

Each Guarantor acknowledges and agrees that the Agreement and this Guarantee are the products of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under the Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that the Agreement and this Guarantee therefore evidence a transaction affecting interstate commerce. Accordingly, notwithstanding any provision to the contrary in the Agreement, this Guarantee, or the arbitration rules of the arbitration forum, all matters of arbitration relating to the Agreement or this Guarantee will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. Any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of WCG may elect to have any action or dispute with any Merchant or any Guarantor determined by arbitration as if that employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of WCG was a party to the arbitration agreement contained herein. Any party to a lawsuit in which WCG and any Merchant or any Guarantor are parties may elect to have the matter determined by arbitration as if that party was a party to the arbitration agreement contained herein.

G14. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of the Agreement or any other address(es) provided in writing to WCG by any Merchant or any Guarantor, and any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor also consent to service of process and legal notices made by e-mail to the E-mail Address set forth on the first page of this Agreement or any other e-mail address(es) provided in writing to WCG by any Merchant or any Guarantor, and any such service will be deemed complete upon dispatch. If more than one Merchant and/or Guarantor has provided the same e-mail address as its designated E-mail Address for the Agreement or this Guarantee, then all Merchant(s) and/or Guarantor(s) may be served with process simultaneously by a single e-mail to that e-mail address. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of the Agreement or e-mailed to the E-mail Address set forth on the first page of the Agreement if it does not furnish a certified mail return receipt signed by WCG demonstrating that WCG was provided with notice of a change in the Contact Address or the E-mail Address.

G15. Severability. If any provision or any portion of any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision or portion thereof necessary to make it valid and enforceable will be deemed to be part thereof. If any provision or portion of any provision of this Guarantee is deemed void, all other provisions and portions thereof will remain in effect.

G16. Survival. The provisions of Sections G2, G3, G4, G5, G6, G7, G8, G9, G10, G11, G12, G13, G14, G15, G16, G17, G18, G19, and G20 shall survive any termination of this Guarantee.

G17. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

G18. Attorney Review; No Construction Against WCG. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so. The Agreement and this Guarantee will be construed without regard to the party or parties responsible for the preparation of same and will be deemed as prepared jointly by WCG and each Merchant. Any ambiguity or uncertainty in the Agreement or this Guarantee will not be interpreted or construed against any party.

G19. Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern.

G20. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "STANDARD MERCHANT CASH ADVANCE AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTEE. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTEE SHALL HAVE THE MEANING SET FORTH IN THE STANDARD MERCHANT CASH ADVANCE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS GUARANTEE

GUARANTOR (#1)

Name of Guarantor #1: MICHAEL DAVID FARKAS

Type of Entity (if Guarantor #1 is a person): Corporation

Guarantor #1's Fed ID # (if Guarantor #1 is not a person) or SS# (if Guarantor #1 is a person): [redacted]

Driver License Number (if Guarantor #1 is a person): [redacted]

Contact Address: [redacted] City: [redacted] State: [redacted] Zip: [redacted]

E-mail Address: [redacted] Phone Number: --

By:	MICHAEL DAVID FARKAS	Owner	[signature]
	(Print Name of Person Signing}	(Print Title if Guarantor #1 is NOT a Person)	(Signature)

BANK INFORMATION

Dear Merchant,

We look forward to being your funding partner.

You authorize WYNWOOD CAPITAL GROUP LLC to collect the Receivables Purchased Amount under this Agreement by ACH debiting your bank account with the bank listed below.

WYNWOOD CAPITAL GROUP LLC will require viewing access to your bank account each business day.

WYNWOOD CAPITAL GROUP LLC will also require viewing access to your bank account, prior to funding, as part of our underwriting process.

Please fill out the form below with the information necessary to access your account.

*** Be sure to indicate capital or lower case letters.**

Name of Bank:	BANK OF AMERICA, N.A.
Name of account:	NEXT NRG INC / EZFILL HOLDINGS, INC.
Account Number:	[redacted]
Routing Number:	[redacted]
Bank Portal Website:	
Username:	
Password:	
Security Question/Answer 1:	
Security Question/Answer 2:	
Security Question/Answer 3:	
Any other information necessary to access your account:	

If you have any questions please feel free to contact us directly at 305-487-8858.

I have read and agreed to the terms and conditions set forth above:

Name:	MICHAEL DAVID FARKAS	Name:	
Title:	Owner	Title:	
Date:	03/31/2025	Date:	03/31/2025

DECLARATION OF ORDINARY COURSE OF BUSINESS

Each undersigned hereby declares the following:

1. I am duly authorized to sign the Standard Merchant Cash Advance Agreement ("Agreement"), dated 03/31/2025, between WYNWOOD CAPITAL GROUP LLC and NEXT NRG INC / EZFILL HOLDINGS, INC. ("Merchant") on behalf of Merchant.

2. This Declaration incorporates by reference the Agreement and every addendum to it.

3. The reason that I am signing the Agreement is because I require capital for my business.

4. I acknowledge that I am authorized to sign the Agreement and every addendum to it on behalf of each Merchant.

5. I acknowledge that I had sufficient time to review the Agreement and every addendum to it before signing it.

6. I acknowledge that I had an opportunity to seek legal advice from counsel of my choosing before signing the Agreement and every addendum to it.

7. I acknowledge that each Merchant is entering into the Agreement voluntarily and without any coercion.

8. I acknowledge that each Merchant is entering into the Agreement in the ordinary course of its business.

9. I acknowledge that the payments to be made from any Merchant to WYNWOOD CAPITAL GROUP LLC under the Agreement are being made in the ordinary course of each Merchant's business.

10. I am aware of each Merchant's right to request a reconciliation of the payments made under the Agreement at any time.

11. I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT.

Executed on 03/31/2025
(Date)

FOR THE MERCHANT/OWNER (#1)

By:		
MICHAEL DAVID FARKAS	Owner	[signature]
(Print Name)	(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:		
(Print Name)	(Print Title)	(Signature)

ADDENDUM TO MERCHANT CASH ADVANCE AGREEMENT FOR ADDITIONAL SECURITY INTERESTS

This is an Addendum dated 03/31/2025 to the Merchant Cash Advance Agreement ("Agreement") dated 03/31/2025 between WYNWOOD CAPITAL GROUP LLC ("WCG") and NEXT NRG INC / EZFILL HOLDINGS, INC. ("Merchant"). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

S1. Each entity and/or sole proprietor listed below ("Additional Security Interest Grantor") agrees to the following terms and conditions. All references herein to Additional Security Interest Grantor refer to each entity and/or sole proprietor both in the collective and the alternative.

S2. In addition to the security interest granted by each Merchant in the Agreement, each Additional Security Interest Grantor grants to WCG a security interest in collateral (the "Additional Collateral"), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined by Article 9 of the Uniform Commercial Code (the "UCC"), now or hereafter owned or acquired by that Additional Security Interest Grantor; and (b) all proceeds, as that term is defined by Article 9 of the UCC. Each Additional Security Interest Grantor acknowledges and agrees that any security interest granted to WCG under any other agreement between any Merchant and WCG (the "Cross-Collateral") will secure the obligations hereunder and under this Addendum. Negative Pledge: Each Additional Security Interest Grantor agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Additional Collateral or the Cross-Collateral, as applicable.

S3. Each Additional Security Interest Grantor agrees to execute any documents or take any action in connection with this Addendum as WCG deems necessary to perfect or maintain WCG's first priority security interest in the Additional Collateral and the Cross-Collateral, including the execution of any account control agreements. Each Additional Security Interest Grantor hereby authorizes WCG to file any financing statements deemed necessary by WCG to perfect or maintain WCG's security interest, which financing statements may contain notification that the Additional Security Interest Grantor has granted a negative pledge to WCG with respect to the Additional Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with WCG's rights. Each Additional Security Interest Grantor shall be liable for and WCG may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by WCG in protecting, preserving, and enforcing WCG's security interest and rights granted by that Additional Security Interest Grantor. Each Additional Security Interest Grantor further acknowledges that WCG may use another legal name and/or D/B/A or an agent when designating the Secured Party when WCG files the above-referenced financing statement(s).

S4. In case any Event of Default occurs under the Agreement and is not waived, WCG will be entitled to the issuance of an injunction, restraining order, or other equitable relief in WCG's favor, subject to court or arbitrator approval, restraining each Additional Security Interest Grantor's Additional Collateral, including but not limited to accounts and/or receivables, up to the amount due to WCG as a result of the Event of Default, and each Additional Security Interest Grantor will be deemed to have consented to the granting of an application for the same to any court or arbitral tribunal of competent jurisdiction without any prior notice to any Additional Security Interest Grantor and without WCG being required to furnish a bond or other undertaking in connection with the application.

S5. Each Additional Security Interest Grantor acknowledges and agrees that this Addendum was made in the State of New York and that the State of New York has a reasonable relationship to the transactions encompassed by the Agreement. This Addendum and the relationship between WCG, each Merchant, each Guarantor, and each Additional Security Interest Grantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws.

S6. Any litigation relating to this Addendum or involving WCG on one side and any Merchant, any Guarantor, or any Additional Security Interest Grantor on the other must be commenced and maintained in any court located in the Counties of Nassau, New York, or Sullivan in the State of New York (the "Acceptable Forums"). Each Additional Security Interest Grantor agrees that the Acceptable Forums are convenient, submits to the jurisdiction of the Acceptable Forums, and waives any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, each Additional Security Interest Grantor waives any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. Each Additional Security Interest Grantor agrees that this Addendum encompasses the transaction of business within the City of New York and that the Civil Court of the City of New York ("Civil Court") will have jurisdiction over any litigation relating to this Addendum that is within the jurisdictional limit of the Civil Court. In addition to the Acceptable Forums, any action or proceeding to enforce a judgment or arbitration award against any Merchant, Guarantor, or Additional Security Interest Grantor or to restrain or collect any amount due to WCG may be commenced and maintained in any other court of competent jurisdiction.

S7. Each Additional Security Interest Grantor agrees to waive trial by jury in any dispute with WCG.

S8. In any litigation or arbitration commenced by WCG, each Merchant, each Guarantor, and each Additional Security Interest Grantor will not be permitted to interpose any counterclaim.

S9. Each Merchant, each Guarantor, and each Additional Security Interest Grantor agree that any claim that is not asserted against WCG within one year of its accrual will be time barred.

S10. Each Merchant, each Guarantor, and each Additional Security Interest Grantor must pay all of WCG's reasonable costs associated with a breach by any Merchant of the covenants in this Addendum and the enforcement thereof, including but not limited to collection agency fees, expert witness fees, and costs of suit.

S11. If WCG becomes entitled to the entry of a judgment against any Merchant, any Guarantor, or any Additional Security Interest Grantor, then WCG will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant or Additional Security Interest Grantor is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a rate of 24% per annum (or 16% per annum if any Merchant or any Additional Security Interest Grantor is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

S12. If WCG prevails in any litigation or arbitration with any Merchant, any Guarantor, or any Additional Security Interest Grantor, then that Merchant, Guarantor, and/or Additional Security Interest Grantor must pay WCG's reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed.

S13. WCG, each Merchant, each Guarantor, and each Additional Security Interest Grantor agree that they may bring claims against each other relating to this Addendum only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

S14. Any action or dispute relating to this Addendum or involving WCG on one side and any Merchant, any Guarantor, or any Additional Security Interest Grantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration before a single arbitrator. The arbitration will be administered either by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, or by Mediation & Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that forum. Any arbitration relating to this Agreement must be conducted in the Counties of Nassau, New York, Queens, or Kings in the State of New York. Notwithstanding any provision of any applicable arbitration rules, any witness in an arbitration who does not reside in or have a place for the regular transaction of business located in New York City or the Counties of Nassau, Suffolk, or Westchester in the State of New York will be permitted to appear and testify remotely by telephone or video conferencing. The arbitration agreement contained herein may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of WCG. In case any Event of Default occurs and is not waived, each Additional Security Interest Grantor consents to WCG making an application to the arbitrator, without notice to any Merchant, any Guarantor, or any Additional Security Interest Grantor for the issuance of an injunction,

restraining order, or other equitable relief in WCG's favor, subject to court or arbitrator approval, restraining each Additional Security Interest Grantor's Additional Collateral, including but not limited to accounts and/or receivables up to the amount due to WCG as a result of the Event of Default.

S15. Each Additional Security Interest Grantor acknowledges and agrees that this Addendum is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under this Addendum will be made by instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in the Agreement or this Addendum to the contrary, all matters of arbitration relating to the Agreement or this Addendum will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules. The arbitration agreement contained in this Section may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of WCG.

S16. Each Additional Security Interest Grantor consents to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to its corresponding Contact Address set forth herein or any other address(es) provided in writing to WCG by any Merchant, any Guarantor, or any Additional Security Interest Grantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant, each Guarantor, and each Additional Security Interest Grantor agree that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of the Agreement if it does not furnish a certified mail return receipt signed by WCG demonstrating that WCG was provided with notice of a change in the Contact Address.

NEXT NRG INC / EZFILL HOLDINGS, INC.	83-4260623
Legal Name of Entity Granting Security Interest	TIN

Contact Address 57 NW 183rd ST, Miami, FL 33169

By: MICHAEL DAVID FARKAS, Owner (Print Name and Title) ____________ (Signature)

NEXT NRG, LLC	
Legal Name of Entity Granting Security Interest	TIN

Contact Address [redacted]

By: MICHAEL DAVID FARKAS, Owner (Print Name and Title) ____________ (Signature)

NEXTNRG HOLDING CORP.	
Legal Name of Entity Granting Security Interest	TIN

Contact Address [redacted]

By: MICHAEL DAVID FARKAS, Owner (Print Name and Title) ____________ (Signature)

ADDENDUM TO MERCHANT CASH ADVANCE AGREEMENT
FOR EARLY PAYOFF

This is an Addendum, dated 03/31/2025, to the Merchant Cash Advance Agreement ("Agreement"), dated 03/31/2025, between WYNWOOD CAPITAL GROUP LLC ("WCG") and NEXT NRG INC / EZFILL HOLDINGS, INC.. ("Merchant"). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

This addendum stipulates that the merchant will receive a discount of $144,500.00 if paid back by no later than 21 calendar days.

This addendum stipulates that the merchant will receive a discount of $89,500.00 if paid back by no later than 28 calendar days.

This addendum stipulates that the merchant will receive a discount of $34,500.00 if paid back by no later than 35 calendar days.

Merchant is not eligible for discount if paid off by a finance/factoring company including WCG, or if merchant acquires additional unsecured funding behind WCG, or if any other terms of the agreement are breached.

FOR THE MERCHANT/OWNER (#1)

MICHAEL DAVID FARKAS	Owner	[signature]
Print Name	Title	Signature

FOR THE MERCHANT/OWNER (#2)

Print Name	Title	Signature

STANDARD MERCHANT CASH ADVANCE AGREEMENT
ADDENDUM P
DEDUCTION(S) FROM PURCHASE PRICE FOR PAYOFF(S)

This is an Addendum, dated 03/31/2025, to the Standard Merchant Cash Advance Agreement ("Agreement"), dated 03/31/2025, between WYNWOOD CAPITAL GROUP LLC ("WCG") and NEXT NRG INC / EZFILL HOLDINGS, INC. ("Merchant").

Merchant(s) instruct WCG to pay up to $ 275,000.00 of the Purchase Price set forth in the Agreement to GALT FUNDING CO instead of to Merchant(s). The balance of the Purchase Price will be paid to Merchant(s).

Additional comments: ____

FOR THE MERCHANT/OWNER (#1)

By:	MICHAEL DAVID FARKAS	Owner	[signature]
	(Print Name)	(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:	____________________	____________________	____________________
	(Print Name)	(Print Title)	(Signature)